GRANITESHARES ETF TRUST

GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF (COMB)

GraniteShares S&P GSCI Commodity Broad Strategy No K-1 ETF (COMG)

SUPPLEMENT DATED MAY 4, 2018 (“SUPPLEMENT”)

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”),
EACH DATED OCTOBER 27, 2017

This Supplement provides new information and modifies certain disclosure in the Prospectus and SAI. Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

Changes to Prospectus

The section of the Prospectus entitled “Premium/Discount Information” is hereby deleted and replaced with the following:

Information on the daily NAV per share of each Fund can be found at www.graniteshares.com. Additionally, information regarding how often the shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available at www.graniteshares.com. Any such information represents past performance and cannot be used to predict future results.

Changes to SAI

The following paragraph is added at the beginning of the section entitled “Determination of Net Asset Value” in the SAI:

The following information should be read in conjunction with the section in the Prospectus entitled “Buying and Selling Shares.” Additional information regarding the current NAV per share of each Fund can be found at www.graniteshares.com.

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Investors Should Retain This Supplement for Future Reference